UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2019
Switch, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-38231	82-1883953
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7135 S. Decatur Boulevard		89118
Las Vegas, NV		(Zip Code)
(Address of principal executive offices)

(702) 444-4111
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
Switch, Inc. (the “Company”) is furnishing this Current Report on Form 8-K/A (this “Form 8-K/A”) to make certain changes to the quarter and year ended December 31, 2018 financial information related to capital expenditures that was included in its quarter and year ended December 31, 2018 earnings press release and supplemental financial information investor presentation, which were furnished as Exhibits 99.1 and 99.2, respectively, to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on March 12, 2019 (the “March 12 Form 8-K”).
Capital expenditures for the quarter ended December 31, 2018 should have been $54.4 million, instead of $55.0 million, and for the year ended December 31, 2018 should have been $275.5 million, instead of $276.2 million. These changes impacted only growth capital expenditures along with the associated breakdown by campus location.
Except as described above, these changes do not affect any of the Company’s reported GAAP or non-GAAP results or its financial outlook included in the original earnings press release, supplemental financial information investor presentation, or as discussed by the Company on its earnings call held on March 12, 2019.
This Form 8-K/A is not intended to, nor does it, reflect events occurring after the filing of the March 12 Form 8-K, and the Company’s quarter and year ended December 31, 2018 earnings press release and supplemental financial information investor presentation that were included with the March 12 Form 8-K are not being modified or updated in any way other than as necessary to reflect the changes described above.
Item 2.02 Results of Operations and Financial Condition.

The full text of the Company’s earnings press release and the supplemental financial information investor presentation for the quarter and year ended December 31, 2018, as revised to reflect the changes to its quarter and year ended December 31, 2018 financial information related to capital expenditures described in the Explanatory Note above, are furnished herewith as Exhibits 99.1 and 99.2, respectively, to this Form 8-K/A and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit Description

99.1	Corrected Press Release, dated March 12, 2019.
99.2	Corrected Quarter and Year Ended December 31, 2018, Supplemental Financial Information, dated March 12, 2019.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Corrected Press Release dated March 12, 2019.
99.2	Corrected Quarter and Year Ended December 31, 2018, Supplemental Financial Information, dated March 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 18, 2019	Switch, Inc.
(Registrant)

		By:	/s/ Gabe Nacht
		Name:	Gabe Nacht
		Title:	Chief Financial Officer